EXHIBIT 32.1

                             CERTIFICATION PURSUANT
                           TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Hydron Technologies, Inc. (the "Registrant") on Form 10-QSB for the quarter ended December 31, 2007 as filed with the Securities and Exchange Commission on February 14, 2008, hereof (the "Report"), the undersigned officer certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Registrant.

                            HYDRON TECHNOLOGIES, INC.

                                /s/ David Pollock
                                -----------------
                                  David Pollock
       Chief Executive Officer, Principal Financial and Accounting Officer

                                February 14, 2008